================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 24, 2001


                                  A.S.V., INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                    0-25620                   41-1459569
----------------------------      ----------------          -------------------
(State or other jurisdiction      (Commission file           (I.R.S. Employer
      of incorporation)                number)              Identification No.)


                  840 Lily Lane, Grand Rapids, Minnesota 55744
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434


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


Item 5.  Other Events.

         On October 24, 2001, A.S.V., Inc. ("ASV") issued a press release disclosing its financial results for the three and nine months ended September 30, 2001. In addition, the press release contained information regarding a conference call to be held October 24, 2001 during which ASV intends to discuss its financial results for the three and nine months ended September 30, 2001.

         For additional information, see the press release included as Exhibit 99 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

         Exhibit     Description of Exhibit
         -------     ----------------------
         99          Press release dated October 24, 2001

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 24, 2001


                                       A.S.V., INC.


                                       By: /s/ Gary Lemke
                                          --------------------------------------
                                           Its: President




                                  EXHIBIT INDEX

          Exhibit     Description of Exhibit
          -------     ----------------------
            99        Press release dated October 24, 2001